Exhibit 99.1

Domino’s Pizza Master Issuer LLC

Domino’s SPV Canadian Holding Company Inc.

Domino’s Pizza Distribution LLC

Domino’s IP Holder LLC

Quarterly Noteholders’ Statement

Quarterly Collection Period Starting:	January 4, 2016
Quarterly Collection Period Ending:	March 27, 2016
Quarterly Payment Date:	April 25, 2016

Debt Service Coverage Ratios and Senior ABS Leverage
				Senior ABS Leverage	Quarterly DSCR
Current Period				5.16 x	3.51 x

One Period Prior				5.28 x	3.08 x

Two Periods Prior				5.53 x	3.90 x

Three Periods Prior				3.83 x	4.02 x

System Performance

Domestic
			Franchise	Company-Owned	Total Domestic
Open Stores at end of prior Quarterly Collection Period			4,816	384	5,200
Store Openings during Quarterly Collection Period			17	1	18
Store Transfers during Quarterly Collection Period			—	—	—
Permanent Store Closures during Quarterly Collection Period			(2)	—	(2)

Net Change in Open Stores during Quarterly Collection Period			15	1	16

Open Stores at end of Quarterly Collection Period			4,831	385	5,216

International
			Franchise	Company-Owned	Total International
Open Stores at end of prior Quarterly Collection Period			7,330	—	7,330
Store Openings during Quarterly Collection Period			163	—	163
Permanent Store Closures during Quarterly Collection Period			(17)	—	(17)

Net Change in Open Stores during Quarterly Collection Period			146	—	146

Open Stores at end of Quarterly Collection Period			7,476	—	7,476

			Franchise	Company-Owned	International
Same-Store Sales Growth for Quarterly Collection Period			6.6%	4.0%	7.9%

Potential Events
Material Concern
i.		Potential Rapid Amortization Event			No
ii.		Potential Manager Termination Event			No

Cash Trapping
				Commenced	Date of Commencement
i.	a.	Partial Cash Trapping Period		No	N/A

	b.	Full Cash Trapping Period		No	N/A

ii.		Series 2012-1 Cash Trapping Percentage during Quarterly Collection Period			N/A

iii		Series 2012-1 Cash Trapping Percentage following current Quarterly Payment Date			N/A

iv.		Series 2012-1 Cash Trapping Percentage during prior Quarterly Collection Period			N/A

v.		Series 2012-1 Partial Cash Trapping Release Event			N/A

vi.		Series 2012-1 Full Cash Trapping Release Event			N/A

Occurrence Dates
				Commenced	Date of Commencement
i.		Rapid Amortization Event		No	N/A

ii.		Default		No	N/A

iii.		Event of Default		No	N/A

iv.		Manager Termination Event		No	N/A

Non-Amortization Test
				Commenced	Date of Commencement
i.		Non-Amortization Period		No	N/A

Extension Periods
				Commenced	Date of Commencement
i.		Series 2015-1 Class A-1 first renewal period		No	N/A

ii.		Series 2015-1 Class A-1 second renewal period		No	N/A

Allocation of Funds

1.	Outstanding Notes and Reserve Account Balances as of Prior Quarterly Payment Date:

	i.		Outstanding Principal Balances
		a.	Advances Under Series 2015-1 Class A-1 Notes	$—

		b.	Series 2012-1 Class A-2 Notes	$938,573,644.60

		b.	Series 2015-1 Class A-2-I Notes	$498,750,000.00

		b.	Series 2015-1 Class A-2-II Notes	$798,000,000.00

		c.	Senior Subordinated Notes	$—

		d.	Subordinated Notes	$—

	ii.		Reserve Account Balances
		a.	Available Senior Notes Interest Reserve Account Amount (1)	$26,650,347.75

		b.	Available Senior Subordinated Notes Interest Reserve Account Amount	$—

		c.	Available Cash Trap Reserve Account Amount (1)	$—

2.	Retained Collections for Current Quarterly Payment Date:

	i.		Franchisee Payments
		a.	Domestic Continuing Franchise Fees	$130,539,295.31

		b.	International Continuing Franchise Fees	$37,101,513.07

		c.	Initial Franchise Fees	$—

		d.	Other Franchise Fees	$—

		e.	PULSE Maintenance Fees	$2,552.65

		f.	PULSE License Fees	$180,780.00

		g.	Technology Fees	616,320.43

		h.	Franchisee Insurance Proceeds	$—

		i.	Other Franchisee Payments	$—

	ii.		Company-Owned Stores License Fees	$5,043,047.66

	iii.		Third-Party License Fees	$—

	iv.		Product Purchase Payments	$367,482,816.10

	v.		Co-Issuers Insurance Proceeds	$—

	vi.		Asset Disposition Proceeds	$—

	vii.		Excluded Amounts	$(1,927,382.64)

	viii.		Other Collections	$144,319.00

	ix.		Investment Income	$49,499.32

	x.		HoldCo L/C Agreement Fee Income	$58,823.40

		Less:
	xiii.		Excluded Amounts	$67,458,740.83

		a.	Advertising Fees	$69,386,123.47

		b.	Company-Owned Store Advertising Fees	$—

		c.	Third-Party Matching Expenses	$(1,927,382.64)

	xiv.		Product Purchase Payments	$367,482,816.10

	xiv.		Bank Account Expenses	$29,613.07

		Plus:
	xvi.		Aggregate Weekly Distributor Profit Amount	$28,315,957.61

	xvii.		Retained Collections Contributions	$—

	xviii.		Total Retained Collections	$132,636,371.91

3.	Adjusted Net Cash Flow for Current Quarterly Payment Date:

	i.	Retained Collections for Quarterly Collection Period		$132,636,371.91

		Less:
	ii.		Servicing Fees, Liquidation Fees and Workout Fees	$111,124.50

	iii.		Securitization Entities Operating Expenses paid during Quarterly Collection Period	$40,000.00

	iv.		Weekly Manager Fee Amounts paid during Quarterly Collection Period	$14,130,392.68

	v.		Manager Advances Reimbursement Amounts	$2,603,350.69

	vi.		PULSE Maintenance Fees	$2,552.65

	vii.		Technology Fees	$616,320.43

	viii.		Administrative Expenses	$12,500.00

	vix.		Investment Income	$49,499.32

	vx.		Retained Collections Contributions, if applicable, received during Quarterly Collection Period	$—

	viii.	Net Cash Flow for Quarterly Collection Period		$115,070,631.63

	ix.	Net Cash Flow for Quarterly Collection Period / Number of Days in Quarterly Collection Period		$1,369,888.47

	x.	Multiplied by 91 if 52 week fiscal year or 92.75 if 53 week fiscal year		91

	xi.	Adjusted Net Cash Flow for Quarterly Collection Period		$124,659,850.94

1. Amounts calculated as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

4.	Debt Service / Payments to Noteholders for Current Quarterly Payment Date:

	i.	Required Interest on Senior and Senior Subordinated Notes
		Series 2015-1 Class A-1 Quarterly Interest	$59,182.09

		Series 2012-1 Class A-2 Quarterly Interest	$12,239,000.33

		Series 2015-1 Class A-2-I Quarterly Interest	$4,344,112.50

		Series 2015-1 Class A-2-II Quarterly Interest	$8,925,630.00

	ii.	Required Principal on Senior and Senior Subordinated Notes
		Series 2012-1 Class A-2 Quarterly Scheduled Principal	$6,398,437.50

		Series 2015-1 Class A-2-I Quarterly Scheduled Principal	$1,250,000.00

		Series 2015-1 Class A-2-II Quarterly Scheduled Principal	$2,000,000.00

	iii.	Other
		Series 2015-1 Class A-1 Quarterly Commitment Fees	$299,365.10

	iv.	Total Debt Service	$35,515,727.52

	v.	Other Payments to Noteholders Relating to Notes

		Series 2012-1 Class A-2 Catch-Up Principal	$2,728,332.10

		Series 2015-1 Class A-1 Quarterly Contingent Additional Interest	$—

		Series 2012-1 Class A-2 Quarterly Contingent Additional Interest	$—

		Series 2015-1 Class A-2-I Quarterly Contingent Additional Interest	$—

		Series 2015-1 Class A-2-II Quarterly Contingent Additional Interest	$—

5.	Aggregate Weekly Allocations to Distribution Accounts for Current Quarterly Payment Date:

	i.	All available deposits in Series 2015-1 Class A-1 Distribution Account	$371,047.19

	ii.	All available deposits in Series 2012-1 Class A-2 Distribution Account	$21,365,769.93

	iii.	All available deposits in Series 2015-1 Class A-2-I Distribution Account	$5,594,112.50

	iv.	All available deposits in Series 2015-1 Class A-2-II Distribution Account	$10,925,630.00

	v.	Total on Deposit in Distribution Accounts	$38,256,559.62

6.	Distributions for Current Quarterly Payment Date:

	Series 2015-1 Class A-1 Distribution Account
	i.	Payment of interest and fees related to Series 2015-1 Class A-1 Notes	$371,047.19

	ii.	Indemnification & Real Estate Disposition Proceeds Payments to reduce commitments under Series 2015-1 Class A-1 Notes	$—

	iii.	Principal payments to Series 2015-1 Class A-1 Notes	$—

	iv.	Payment of Series 2015-1 Class A-1 Notes Breakage Amounts	$—

	Series 2012-1 Class A-2 Distribution Account
	i.	Payment of interest related to Series 2012-1 Class A-2 Notes	$12,239,000.33

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2012-1 Class A-2 Notes	$—

	iii.	Principal payment to Series 2012-1 Class A-2 Notes	$9,126,769.60

	iv.	Make-Whole Premium related to Series 2012-1 Class A-2 Notes	$—

	Series 2015-1 Class A-2-I Distribution Account
	i.	Payment of interest related to Series 2015-1 Class A-2-I Notes	$4,344,112.50

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-I Notes	$—

	iii.	Principal payment to Series 2015-1 Class A-2-I Notes	$1,250,000.00

	iv.	Make-Whole Premium related to Series 2015-1 Class A-2-I Notes	$—

	Series 2015-1 Class A-2-II Distribution Account
	i.	Payment of interest related to Series 2015-1 Class A-2-II Notes	$8,925,630.00

	ii.	Indemnification & Real Estate Disposition Proceeds payments to Series 2015-1 Class A-2-II Notes	$—

	iii.	Principal payment to Series 2015-1 Class A-2-II Notes	$2,000,000.00

	iv.	Make-Whole Premium related to Series 2015-1 Class A-2-II Notes	$—

		Total Allocations from Distribution Accounts	$38,256,559.62

7.	Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

	i.	Deposits into Senior Notes Interest Reserve Account during Quarterly Collection Period	$—

	ii.	Less draws on / releases from Available Senior Notes Interest Reserve Account Amount	$265,761.17

	iii.	Total Increase (Reduction) of Available Senior Notes Interest Reserve Account Amount	$(265,761.17)

8.	Senior Subordinated Notes Interest Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

	i.	Deposits into Senior Subordinated Notes Interest Reserve Account during Quarterly Collection Period	$—

	ii.	Less draws on Available Senior Subordinated Notes Interest Reserve Account Amount	$—

	iii.	Total Increase (Reduction) of Available Senior Subordinated Notes Interest Reserve Account Amount	$—

9.	Cash Trap Reserve Account Deposits, Draws and Releases as of Current Quarterly Payment Date:

	i.		Deposits into Cash Trap Reserve Account during Quarterly Collection Period	$—

	ii.		Less draws on Available Cash Trap Reserve Account Amount	$—

	iii.		Less Cash Trapping Release Amount	$—

	iv.		Total Increase (Reduction) of Available Cash Trap Reserve Account Amount	$—

10.	Real Estate Disposition Proceeds

	i.		Aggregate Real Estate Disposition Proceeds as of Prior Quarterly Payment Date	$—

	ii.		Aggregate Real Estate Disposition Proceeds as of Current Quarterly Payment Date	$—

11.	Scheduled Principal Catch-Up Amounts

	i.		Series 2012-1 Class A-2 aggregate Scheduled Principal Catch-Up Amounts as of Prior Quarterly Payment Date	$2,728,332.10

	ii.		Series 2012-1 Class A-2 aggregate Scheduled Principal Catch-Up Amounts as of Current Quarterly Payment Date	$—

12.	Outstanding Balances as of Current Quarterly Payment Date (after giving effect to payments to be made on such date):

	i.		Series 2015-1 Class A-1 Notes	$46,233,622.00

	ii.		Series 2012-1 Class A-2 Notes	$929,446,875.00

	ii.		Series 2015-1 Class A-2-I Notes	$497,500,000.00

	ii.		Series 2012-1 Class A-2-II Notes	$796,000,000.00

	iii.		Senior Subordinated Notes	$—

	iv.		Subordinated Notes	$—

	v.		Reserve account balances:
		a.	Available Senior Notes Interest Reserve Account Amount	$26,384,586.58

		b.	Available Senior Subordinate Notes Interest Reserve Account Amount	$—

		c.	Available Cash Trap Reserve Account Amount	$—

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Quarterly Noteholders’ Statement

this	April 28, 2016

Domino’s Pizza LLC as Manager on behalf of the Master Issuer and certain subsidiaries thereto,

by:
Michelle Hook - Treasurer